PIMCO ETF Trust

Supplement dated November 6, 2019 to the Index Exchange-Traded Funds

Prospectus dated October 31, 2019, as supplemented from time to time (the “Prospectus”); and to the Statement of Additional Information dated October 31, 2019,

as supplemented from time to time

(the “SAI”)

Disclosure Related to the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (the “Fund”)

The Board of Trustees of PIMCO ETF Trust (the “Trust”) has approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated (the “Liquidation”) on or about December 18, 2019 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales and Trading. Effective upon the close of business on December 11, 2019, the Fund will no longer accept orders for the purchase of Creation Units. It is expected that December 11, 2019 will be the Fund’s last full day of trading on NYSE Arca, Inc. (“NYSE Arca”). Pursuant to this schedule, NYSE Arca is expected to halt trading in shares of the Fund after the market close on December 11, 2019.

Beginning when the Fund commences liquidation of its portfolio, the Fund may not pursue its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders. During the time between market close on December 11, 2019 and the Liquidation Date, because the Fund’s shares will not be traded on NYSE Arca, there can be no assurance that there will be a market for the purchase or sale of the Fund’s shares.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment manager to the Fund, intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation. PIMCO will bear all administrative expenses associated with the Liquidation.

Other Alternatives. Shareholders of the Fund may sell their shares of the Fund on NYSE Arca until the market close on December 11, 2019, and may incur customary transaction fees from their broker-dealer. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to the Fund for the redemption of Creation Units. See “Buying and Selling Shares” in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on NYSE Arca until the market close on December 11, 2019, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1.888.400.4ETF (1.888.400.4383).

Investors Should Retain This Supplement For Future Reference

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